                                                                    Exhibit 99.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the Quarterly Report on Form 10-Q of Pro-Fac Cooperative, Inc. for the fiscal quarter ended September 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Stephen R. Wright, General Manager, Secretary and Principal Financial Officer of Pro-Fac Cooperative, Inc., hereby certifies, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or
Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pro-Fac Cooperative, Inc.

Dated: November 12, 2002                  /s/ Stephen R. Wright
                                          --------------------------------------
                                          Stephen R. Wright, General Manager
                                            and Secretary
                                          (Principal Financial Officer)